                                                                   EXHIBIT 10.3


                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (the "AGREEMENT") is made as of April 5, 2000 between Compliance1, Inc., a Delaware corporation, with its principal offices at 2010 Corporate Ridge Road, Suite 700, McLean, Virginia 22102 (the "COMPANY"), and each of those persons and entities whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER").

         WHEREAS, the Company has authorized the sale and issuance of up to an aggregate of One Million Dollars ($1,000,000) of its convertible secured notes at a 10% interest rate (each a "NOTE," and collectively, the "NOTES"), substantially in the form annexed hereto as EXHIBIT B; and

         WHEREAS, the Company desires to sell to Purchasers and Purchasers desire to purchase Notes having a principal amount as is set forth on the signature page hereof.

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. PURCHASE AND SALE OF NOTES. Subject to the terms and conditions hereinafter set forth, Purchasers hereby subscribe for and agree to purchase from the Company, Notes having the principal amount set forth on the Schedule of Purchasers attached hereto as EXHIBIT A and the Company hereby agrees to sell such Notes to Purchasers. The purchase price for each Note shall be the stated principal amount of each Note (the "PURCHASE PRICE") and the issue date of a Note shall be the Closing Date (as defined below) for such Note and shall appear on such Note. The Purchase Price is payable by certified or bank check made payable to the Company or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The Notes being purchased by Purchasers will be delivered by the Company within two (2) days of the Closing Date (as defined below). Purchasers hereby authorize and direct the Company to deliver the Notes purchased pursuant to this Agreement to the address set forth on the signature page hereto.

         SECTION 2.        DESCRIPTION OF THE NOTES.

                  2.1 INTEREST. Each Note shall bear interest at the rate of ten percent (10%) per annum on its principal amount from its Closing Date.

                  2.2      INTEREST PAYMENTS.

                  (a) Except as provided in subparagraph (b) of this subsection 2.2, accrued interest on the Notes shall be payable quarterly, in arrears, in immediately available funds on April 1, July 1, October 1 and January 1.

                  (b) Accrued interest for the first year that the Notes are outstanding shall be payable on April 1, 2001.

                  2.3 MATURITY DATE. The unpaid principal balance of a Note, plus all accrued and unpaid interest thereon, shall be due in full three (3) years from the Closing Date of the Note.

                  2.4 SECURITY. The Notes shall be secured by a security agreement (the "Security Agreement") in the form attached hereto as EXHIBIT C, creating a lien against certain collateral and security of the Company as described therein.

                  2.5      CONVERSION.

                  (a) CONVERSION AT PURCHASERS' OPTION. Subject to and upon compliance with the provisions of this subsection 2.5, a Purchaser shall have the right, at such Purchaser's option, at any time to convert such Note, in whole but not in part, into the number of shares of common stock of the Company, par value $0.001 per share ("COMMON STOCK"), obtained by dividing
(i) the then outstanding principal amount of the Note by (ii) the Conversion Price (as defined below) then in effect.

                  (b) CONVERSION PRICE. "CONVERSION PRICE" means the price at which one share of Common Stock shall be deliverable upon conversion of a Note without the payment of any additional consideration by the Purchaser. Initially, the Conversion Price shall be equal to (i) the total principal amount of the Notes DIVIDED BY (ii) the aggregate number of Conversion Shares (as defined below) issuable upon conversion of such Notes. The Conversion Price shall be subject to adjustment in accordance with subparagraph (d) of this subsection.

                  (c) CONVERSION SHARES. "CONVERSION SHARES" means the aggregate number of fully paid and nonassessable shares of Common Stock issuable in exchange for the total principal amount of Notes sold by the Company. The aggregate number of Conversion Shares shall be equal to 67.0% of the number of fully diluted outstanding shares of Common Stock of the Company; provided, however, that in the event that the Company achieves the Milestones (as defined below) on or before June 30, 2000, the aggregate number of Conversion Shares shall be equal to 36.9% of the number of fully diluted outstanding shares of Common Stock of the Company. The total number of shares of Common Stock outstanding to be calculated on the Closing Date shall be calculated on a fully diluted basis, as if all securities convertible into shares of Common Stock had been fully converted into shares of Common Stock immediately prior to such calculation and any other options, warrants, options or other rights for the purchase of shares of Common Stock had been fully exercised immediately prior to such calculation (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of the date of such calculation.

                  (d) CONVERSION PRICE ADJUSTMENT. The Conversion Price of each Note shall be adjusted from time to time as follows:

                               (i)  If the Company shall after the Closing
Date of such Note (A) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its outstanding Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the Purchaser of any Note thereafter converted shall be entitled to receive the number of shares of Common Stock that such Purchaser would have owned or have been entitled to receive after the happening of any of the events described above had such Note been converted immediately prior to the record date in the case of a dividend or a distribution or the effective date in the case of a subdivision, combination or reclassification.

                               (ii) If the Company shall issue after the
Closing Date of such Note any Common Stock (except Common Stock issuable upon conversion of the Notes) for a consideration per share of less than the Conversion Price in effect immediately prior to the issuance of such Common Stock, the Conversion Price shall immediately be adjusted to equal the price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date immediately preceding such issuance and (B) the number of shares that could be purchased at the Conversion Price from the aggregate proceeds to the Company of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such issuance. In determining whether any Common Stock was issued by the Company at less than the Conversion Price then in effect, there shall be taken into account any consideration received by the Company upon issuance, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

                               (iii) If the Company shall issue after the
Closing Date of such Note rights or options or warrants exercisable for Common Stock at a price per share less than the Conversion Price in effect on the date that is the issue date for such rights, options or warrants, then the Conversion Price shall be adjusted (effective on the first business day following the issue date) to equal the price determined by multiplying the Conversion Price in effect on such issue date by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on such issue date and (B) the number of shares that could be purchased at the Conversion Price from the aggregate proceeds to the Company from the issuance of such rights, options or warrants plus the aggregate proceeds to be received by the Company upon the exercise of such rights, options or warrants for Common Stock, and the denominator of which shall be the sum of (AA) the number of shares of Common

Stock outstanding on the close of business on the issue date and (BB) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights, options or warrants. In determining whether any rights, options or warrants entitle Purchaser s thereof to subscribe for or purchase the Common Stock at less than the Conversion Price then in effect, there shall be taken into account any consideration received by the Company upon issuance, and any consideration expected to be received upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

                               (iv) Notwithstanding any other provision of
this subsection 2.5, the Conversion Price shall NOT be adjusted to reflect the issuance by the Company to employees, officers, directors, or consultants of the Company (either directly or pursuant to a stock option plan or restricted stock plan approved by the shareholders and directors of the Company) of up to an aggregate of twenty percent (20%) of the Company's shares of Common Stock or of rights or options exercisable for up to an aggregate of twenty percent (20%) of the Company's shares of Common Stock, adjusted to reflect subsequent stock splits, stock dividends, combinations, reverse stock splits, or reclassifications.

                               (v) If the Company intends to enter into any
consolidation with or merger of the Company with or into another corporation or other entity, or in the case of any sale, lease or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, then the Company shall give each Purchaser not less than thirty
(30) days prior written notice of the closing date for such transaction, and each Purchaser shall have the right to convert its Note into Common Stock of the Company pursuant to the terms of this Agreement.

                  (e) DIVIDENDS. Each Purchaser shall, unless such Note is paid in full on or before the record date for such dividend, be entitled to receive a share of all assets (including cash) or securities (other than Common Stock or rights, options or warrants referred to in subparagraph
(e)(iv) of this subsection 2.5) that are paid by dividend or distribution on or after such Note's Closing Date to the holders of Common Stock, in each case as if such Note had been converted into shares of Common Stock at the Conversion Price in effect on the record date relating to such dividend or distribution.

                  (f)  CONVERSION PROCEDURE.

                                    (i)  In order to exercise the conversion
right pursuant to paragraph (a) of this subsection 2.5, a Purchaser shall deliver such Note to the Company accompanied by a written notice to the Company that the Purchaser thereof elects to convert such Note.

                                    (ii) Within three (3) days after receipt
of a Note delivered for conversion, the Company shall deliver to such Purchaser a certificate for the number of whole shares and any fractional share of Common Stock issuable upon the conversion. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes shall have been delivered pursuant to section
11.2 hereof or, in the case of a mandatory conversion pursuant to paragraph
(b) of this subsection 2.5, in accordance with such subsection.


                  (g) TAXES ON CONVERSION. Subject to the restrictions on transfer contained herein, the issuance of certificates for shares of Common Stock upon the conversion of the Notes shall be made without charge to the Purchasers for such certificates or any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, such Purchasers; PROVIDED, HOWEVER, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Purchaser, such Note when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by such Purchaser or his duly authorized attorney; and PROVIDED FURTHER, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Purchaser, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

                  (h) COMPANY TO PROVIDE STOCK. All shares of Common Stock that may be issued upon conversion of the Notes shall be newly-issued, duly authorized, validly issued, fully paid and non-assessable when so issued. The Company agrees to take any and all actions that may be necessary to ensure that it has a sufficient number of shares of Common Stock to issue upon the conversion of the Notes.

                  2.6 EFFECT OF REORGANIZATION, CONSOLIDATION, SALE OR MERGER. If there shall occur any capital reorganization or any reclassification of the capital stock of the Company, consolidation, sale, merger or other business combination of the Company with or into another company or other entity, or the conveyance of all or substantially all of the assets of the Company to another company or other entity, in each case with the effect that the holders of the Company's capital stock possess less than 40% of the voting securities of the surviving entity, then the Purchaser shall have the option to (a) receive the principal amount of the Notes plus accrued and unpaid interest, or (b) treat each Note as convertible into the number of shares or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of each Note would have been entitled upon such reorganization, reclassification, consolidation, sale, merger or conveyance. In the case of (b) above, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions hereof with respect to the rights of the Purchaser such that the provisions hereof (including, without limitation, provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares or other property thereafter deliverable upon the conversion of the Notes.

                  2.7 PREPAYMENT. With respect to any Note, the Company shall not prepay all or any portion of the principal amount outstanding thereunder at any time prior to the first anniversary of the Closing Date for such Note, except that prepayment shall occur, whether before or after such anniversary, if such prepayment is required by the Purchaser by reason of acceleration following default or any other acceleration event under the Note. After such first anniversary, the Company may prepay all or any portion of such principal amount of any such Note at any time and at the prepayment prices set forth below (expressed as a percentage of principal amount), plus accrued interest, provided that the Company first shall give the Purchaser thereof not less than thirty (30) days prior written notice of its intention to prepay an amount specified in such notice, such prepayment shall occur in such amount and in no other amount, and such prepayment shall occur on the date set forth in the notice which date shall be the first day of a calendar month, PROVIDED, HOWEVER, that the Purchaser shall have the right prior to the anticipated prepayment date set forth in the notice to exercise its conversion option contained in Section 2.5(a) hereof and convert its Note into Common Stock of the Company, in which case the prepayment notice shall be of no further force or effect.

                  Year              Price
                  ----              -----
                  First             104%
                  Second            102.5%
                  Third             101%

                  2.8      DEFAULTS AND REMEDIES.

                  (a)  EVENTS OF DEFAULT.   Each of the following events is
herein referred to as an Event of Default:

                                    (i)  if any representation or warranty
made herein, or in the Notes, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, shall be false, inaccurate or misleading in any material respect when made or when deemed made hereunder;

                                    (ii) any default in the payment of any
principal or interest under any of the Notes or any other indebtedness of the Company when the same shall be due and payable, whether at the due date thereof or by acceleration or otherwise;

                                    (iii) any material default in the due
observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms hereof, and the continuance of such default unremedied for a period of fifteen (15) days after written notice thereof to the Company setting forth in reasonable detail the circumstances of such default; PROVIDED, HOWEVER that if such breach is curable but is not capable of being cured within such period and if the Company shall have commenced action to cure such breach within such period and is diligently attempting to cure such breach, then the Company shall be afforded an additional thirty (30) days to cure such breach;

                                    (iv) if the Company shall: (A) apply for
or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, or any successor thereto, or (E) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

                                    (v)  if any order, judgment or decree
shall be entered, without the application, approval or consent of the Company, by any court of competent jurisdiction, approving a petition seeking reorganization of the Company, or appointing a receiver, trustee, custodian or liquidator of the Company, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

                                    (vi) if final judgment(s) for the payment
of money in excess of $250,000 individually or $500,000 in the aggregate shall be rendered against the Company, and the same shall remain undischarged or unbonded for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed.

                  (b) REMEDIES. Upon the occurrence of any Event of Default, and at all times thereafter during the continuance thereof: (i) the Notes shall, at the option of the holders thereof, in accordance with Section 2.8 hereof (except in the case of any event described in Sections 2.8(a)(iv) and (v) hereof, the occurrence of which shall automatically effect acceleration, regardless of any action or forbearance in respect of any prior or ongoing default or Event of Default which may be inconsistent with such automatic acceleration), become immediately due and payable, as to principal, interest and premium, without presentment, demand, protest, notice or other requirement of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, (ii) all outstanding obligations under the Notes, shall bear interest at the default rate of interest of 18% as provided in the Notes, (iii) Purchasers may file suit against the Company on the Notes and/or seek specific performance or injunctive relief thereunder (whether or not a remedy exists at law or is adequate), (iv) the Purchasers shall have the right to seek to exercise any and all remedies as they may determine in their discretion (without any requirement of marshalling of assets, or other such requirement) that may be available at law or in equity.

         SECTION 3.   CLOSING.

                  3.1 CLOSING. The closing of the purchase and sale of $325,000 of Notes ($300,000 to be purchased by Scherer Healthcare, Inc. ("SCHERER") and $25,000 to be purchased by Mr. and Mrs. Kenneth Robertson) ("CLOSING") shall take place at 10:00 a.m. on April 5, 2000, at the offices of Katten Muchin Zavis, 1025 Thomas Jefferson Street, N.W., Suite 700-East, Washington, D.C. 20007 or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "CLOSING DATE"). The closing of the purchase and sale of $50,000 of Notes to be purchased by Richard S. Trenkmann SEP shall take place as soon as possible after the Closing after approval of such purchase has been approved by an appropriate trustee of the Richard S. Trenkmann SEP.

                  3.2 SECOND CLOSING. In the event that the Company, as determined by a majority vote of the Board of Directors of the Company, achieves the milestones as set forth on EXHIBIT D attached hereto (the "MILESTONES") on or before July 31, 2000, Scherer shall purchase and the Company shall sell to Scherer, an additional Note in the amount of $625,000 (the "REMAINING NOTE") on the same terms and conditions as set forth herein. The closing of the sale and purchase of the Remaining Note (the "SECOND CLOSING") shall take place at the same location and on such date (the "SECOND CLOSING DATE") and at such time as is mutually acceptable to the Company and Scherer; provided, however, that the Second Closing shall take place as soon as practicable after the Company has achieved the Milestones. All of the terms and conditions of this Agreement shall apply to the Second Closing. For purposes of the Second Closing, if any, the term "Closing," as used in this Agreement, shall mean the Second Closing and the term "Closing Date," as used in this Agreement, shall mean the Second Closing Date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Purchaser, which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date, as follows:

                  4.1 ORGANIZATION; STANDING AND POWER. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (b) has all requisite corporate power and authority to own its properties and to carry on its businesses as now conducted and as proposed hereafter to be conducted, (c) is duly qualified and in good standing to do business as a foreign corporation in each and every jurisdiction where its assets are located and wherever such qualification is necessary to carry out its business and operations except where the failure to so qualify or be in good standing would not have a material adverse effect on the financial condition, business, operations, assets or prospects of the Company and (d) has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, to execute and deliver, and perform all of its obligations under this Agreement.

                  4.2 CAPITALIZATION; RESERVED STOCK, PREEMPTIVE RIGHTS. The total authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which, as of the date hereof, 7,081,200 shares have been duly and validly issued, are fully paid and nonassessable and are outstanding. The Company has reserved for issuance and will continue to reserve for issuance from time to time at least the number of shares of Common Stock into which the Notes may be converted. Except for (i) the shares of Common Stock issuable upon conversion of the Notes and (ii) the shares of Common Stock issuable pursuant to the Company's Stock Option Plan, no other shares have been reserved for issuance on the Closing Date and there are no outstanding options, warrants or other rights to subscribe for or purchase from the Company any shares of its capital stock or any securities convertible into or exchangeable for its capital stock. Except for the provisions of Section 9 hereof, there are, as of the date hereof, no preemptive rights or rights of first refusal or similar rights that have not been waived, which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Certificate of Incorporation or Bylaws of the Company or by agreement or otherwise. Attached hereto as EXHIBIT E is a table setting forth the capitalization of the Company as of the date hereof on an actual basis.

                  4.3 AUTHORIZATION. The execution and delivery by the Company of this Agreement, the performance of the Company's obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not, either prior to or as a result of the consummation of the transactions contemplated by this Agreement: (a) violate any provisions of any law or any governmental rule or regulation applicable to the Company, any provision of the Certificate of Incorporation or Bylaws of the Company, or any contract, indenture, agreement or other instrument to which the Company is a party, or by which the Company or any of its or their assets or properties are bound, or (b) be in conflict with, result in a breach of, or constitute (after the giving of notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of the Company pursuant to the provisions of any contract, indenture, agreement or other instrument to which the Company is a party or by which it or its property is bound. The Company is not required to obtain any approval of stockholders nor any approval, consent or authorization from, or to file any declaration or statement with, any governmental instrumentality or agency in connection with or as a condition to the execution, delivery or performance of this Agreement other than the filing of Form D and any applicable state securities law filings, which filing or filings, as the case may be, will be made in accordance with applicable laws and regulations.

                  4.4 BINDING OBLIGATION. This Agreement has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  4.5 NON-CONTRAVENTION. To the best of its knowledge, the Company is not in violation or breach of or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which it is a party, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company enforceable as to the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability).

                  4.6 LITIGATION. There is no action, suit or litigation, administrative proceeding, arbitration or other proceeding to which the Company is a party or of which the Company is aware, pending or threatened in writing, which might materially and adversely affect the financial condition, proposed business, property, assets or prospects of the Company.

                  4.7 THE NOTES AND THE SHARES OF COMMON STOCK UNDERLYING THE NOTES. The sale, issuance and delivery of the Notes have been duly authorized by all necessary corporate action and when issued the Notes will be the legally valid and binding obligations of the Company enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability). The shares of Common Stock issuable upon conversion of the Notes have been duly authorized and, when issued and delivered upon conversion of the Notes, will be duly and validly issued, fully paid and non-assessable, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended (the "SECURITIES ACT") and state securities laws), and any taxes, security interests, options, warrants, purchase rights, preemptive rights, contracts, commitments, equities, claims, or demands.

                  4.8 SECURITIES LAW EXEMPTION. Assuming the accuracy of Purchaser's representations and warranties set forth herein, the sale of the Notes pursuant to this Agreement has been made in accordance with the provisions and requirements of the Securities Act and any applicable state law. All securities issued by the Company prior to the date hereof have been issued in transactions exempt from registration under the Securities Act and in compliance with applicable state securities or Blue Sky laws.

                  4.9 USE OF PROCEEDS. Except as otherwise set forth in this Agreement, the proceeds from the sale of the Notes shall be used solely for working capital and other general corporate purposes other than the repayment of indebtedness or other obligations; provided, however, that up to $12,000 of the proceeds from the sale of the Notes may be used for the repayment of certain indebtedness of Gunnison, Inc.

                  4.10 COMPLIANCE WITH LAWS. The Company is in compliance in all material respects with all occupational safety, health, wage and hour, employment discrimination, environmental, flammability, labeling, usury and other applicable laws which are material to its businesses, and the Company is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such applicable laws, or which may give rise to the assertion of any such violation, the effect of which could have a material adverse effect on the Company's business, operations or financial condition.

                  4.11 LICENSES AND PERMITS. The Company has obtained or is in the process of obtaining all federal, state and local licenses and permits required to be maintained in connection with and material to its operations, and all such licenses and permits obtained are valid and in full force and effect.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company, which representations and warranties shall be true and correct as of the date hereof and the Closing Date, as follows:

                  5.1 AUTHORIZATION OF AGREEMENT. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Purchaser, does not violate any laws or regulations applicable to Purchaser and is the valid binding and enforceable obligation of Purchaser in accordance with its terms.

                  5.2 NON-CONTRAVENTION. To the best of Purchaser's actual knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which Purchaser is bound or to which any of Purchaser's assets are subject.

                  5.3 ACCREDITED INVESTOR. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of the Securities Act, and the rules promulgated thereunder, and Purchaser has accurately completed a confidential Purchaser Questionnaire, a copy of which is attached hereto as EXHIBIT F.

                  5.4 INVESTMENT. Purchaser acknowledges that this offering of Notes has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the sale of the Notes pursuant hereto is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Securities Act. Purchaser represents that the Notes are being purchased for its own account, for investment and not for distribution or resale to others. Purchaser agrees that Purchaser will not sell or otherwise transfer the Notes or the shares of the Common Stock issuable upon conversion of the Notes unless such securities, as the case may be, are registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that neither the Notes nor the shares of Common Stock issuable upon conversion of the Notes have been registered under the Securities Act and they are or will be issued pursuant to a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                  5.5 ACCESS TO DATA. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities, each to Purchaser's satisfaction. Purchaser understands that such discussions, as well as any written information issued or provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material but were not necessarily an exhaustive description thereof. Purchaser has received from the Company all materials and information it deems necessary for it to make its investment decision with respect to the Notes offered hereby.

                  5.6 SPECULATIVE NATURE OF INVESTMENT. Purchaser acknowledges that the purchase of the Notes involves (i) a high degree of risk; (ii) the Company requires additional capital to fully design, develop, launch and commercialize the Company's business and does not have any commitment for additional funds; (iii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and purchasing Notes; (iv) Purchaser may not be able to liquidate its investment; (v) transferability of the Notes and the shares of Common Stock issuable upon conversion of the Notes is extremely limited; and (vi) Purchaser could sustain the loss of its entire investment.

                  5.7 EXPERIENCE. Purchaser acknowledges that it has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to review all of the documents furnished or made available by the Company and to evaluate the merits and risks of such an investment on Purchaser's behalf.

                  5.8 LACK OF LIQUIDITY. Purchaser understands that there is no public market for the Notes or the Common Stock. Purchaser further understands that even if a public market develops for any of the Company's securities, Rule 144 (the "RULE") promulgated under the Securities Act limits Purchaser's ability to sell any of the Company's securities owned by Purchaser. Purchaser acknowledges that the Company may, if it desires, permit the transfer of the Notes or shares of Common Stock issuable upon conversion of the Notes out of its name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws (collectively "SECURITIES LAWS"). Purchaser agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by Purchaser contained herein or in the confidential Purchaser Questionnaire or any sale or distribution by Purchaser in violation of any Securities Laws. Purchaser acknowledges that at such time, if ever, as any of the Notes or the shares of Common Stock issuable upon conversion of the Notes are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  5.9 LEGENDS; STOP TRANSFER ORDERS. Purchaser consents to the placement of a legend on the Notes and on any certificate evidencing the shares of Common Stock issuable upon conversion of the Notes as set forth in
Section 6 hereof. In addition, Purchaser consents to the entrance of stop transfer orders with respect to the shares of Common Stock issuable upon conversion of the Notes.

                  5.10 RIGHT TO REJECT SUBSCRIPTION. Purchaser understands that the Company will review this Agreement and the confidential Purchaser Questionnaire and is hereby given authority by the undersigned to call his banks or place of employment or otherwise review the financial standing of Purchaser; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time prior to the Closing Date of such subscription.

                  5.11 ADDRESS. Purchaser hereby represents that the address of Purchaser furnished by him at the end of this Agreement is Purchaser's principal residence if Purchaser is an individual or Purchaser's principal business address if it is a corporation or other entity.

                  5.12 NO OTHER REPRESENTATIONS. Purchaser hereby represents that, except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, Purchaser is not relying on any information, other than that contained herein and the results of independent investigation by the Purchaser.

                  5.13 PURPOSE. If Purchaser is a partnership, corporation, trust or other entity, it was not formed for the purpose of investing in the Company.

                  5.14 NO BROKER. There is no firm, corporation, agency or other entity or person that is entitled to a finder's fee or any type of commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with Purchaser or any of its directors, officers, employees or agents.

         SECTION 6.   LEGENDS.

                  6.1. NOTES. The Notes shall be endorsed with the following legend:

                  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (II) RECEIPT BY THE COMPANY AT THE COMPANY'S SOLE COST AND EXPENSE OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER AND THAT SUCH ISSUANCE IS NOT VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                  6.2. COMMON STOCK. Until such time as the shares of Common Stock issuable upon conversion of the Notes are registered under the Securities Act, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares and the certificates representing such shares shall be endorsed with the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE "BLUE SKY" OR SECURITIES LAWS OF

                  ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED, DISTRIBUTED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SALE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE, AND IF AN EXEMPTION SHALL BE AVAILABLE, THE COMPANY RECEIVES AN OPINION OF COUNSEL AT ITS SOLE COST AND EXPENSE STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, DISTRIBUTION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. THE RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS SUCCESSORS AND ASSIGNS."

         SECTION 7.   COVENANTS OF THE COMPANY.

                  7.1 RESTRICTED PAYMENTS; LIMITATION ON INCURRENCE OF INDEBTEDNESS. At any time after July 31, 2000 and so long as Notes in the aggregate principal amount of $500,000 or more shall be outstanding:

                  (a) the Company shall not make any principal payment on, or redemption, repurchase, defeasance or other acquisition or retirement for value, prior to scheduled principal payment or maturity, of any indebtedness of the Company that is PARI PASSU with or subordinate in right of payment to the Notes or any deposit with respect to the foregoing; PROVIDED, HOWEVER, that this subparagraph (a) of subsection 7.1 shall not apply to any principal payment or redemption of such indebtedness prior to maturity (i) pursuant to a refinancing of such indebtedness on substantially similar terms or terms more favorable to the Company, or (ii) pursuant to a conversion into, or out of proceeds of a substantially concurrent issue or sale of, Common Stock; and

                  (b) the Company shall not create or suffer to exist or permit any of its subsidiaries to create or suffer to exist any indebtedness, deferred purchase price obligation or obligations under direct or indirect guaranties of indebtedness except for the Notes.

                  7.2 DELIVERY OF FINANCIAL STATEMENTS AND REPORTS. The Company shall deliver to each Purchaser :

                  (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year, a balance sheet of the Company as of the end of such year, and an income statement and statement of cash flow for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP and audited and certified by an independent public accountant;

                  (b) as soon as practicable, but in any event within forty-five (45) days after the end of each fiscal quarter, a balance sheet of the Company as of the end of such quarter, and an income statement and statement of cash flows for such quarter, each to be in reasonable detail, prepared in accordance with GAAP;

                  (c) with respect to the balance sheet, income statement, and statement of cash flows called for in subsection (b) of this Section 7.2, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods and fairly present the financial condition of the Company and its results of operations for the period specified, subject to normal year-end audit adjustment in the case of quarterly financial statements;

                  (d) a budget and operating plan of the Company for the Company's upcoming fiscal year at least 45 days prior to the start of each fiscal year;

                  (e) copies of all reports sent to stockholders or filed with the Securities Exchange Commission;

                  (f) prompt written notification of all material pending or actual litigation to which the Company is or is anticipated to be a party; and

                  (g) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as a Purchaser may from time to time reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret, the disclosure of which the Company reasonably believes may adversely affect its business.

                  7.3INSPECTION RIGHTS. The Company shall permit each Purchaser or a representative of any such Purchaser, to visit and inspect the Company's properties, to examine its books of account and records, and to discuss the Company's affairs, finances, and accounts with its officers, all at such reasonable times as may be requested by such representatives.

                  7.4 REGULAR COURSE OF BUSINESS. The Company will operate its business in accordance with the reasonable judgment of its management diligently and in good faith, and the Company will continue to use its reasonable efforts to keep available the services of present officers and employees (other than planned retirements) and to preserve its present relationships with persons having business dealings with it.

                  7.5 ASSETS. The assets, property, and rights now owned by the Company will be used, preserved, and maintained, as far as practicable, in the ordinary course of business, to the same extent and in the same condition as said assets, property, and rights are on the date of this Agreement, and no unusual or novel methods of manufacture, purchase, sale, management, or operation of said properties or business or accumulation or valuation of inventory will be made or instituted. Without the prior consent of Purchaser, the Company will not encumber any of its assets or make any commitments relating to such assets, property, or business, except in the ordinary course of its business.

                  7.6 TAXES. The Company shall cause all of its tax returns, schedules and filings to be timely (including any lawful extensions) filed and all amounts shown to be due thereon to be fully paid, including any deficiencies, penalties or other charges thereafter arising. The Company has not filed, and will not file on or before the Closing Date, any election under Section 338(h)(10) or consent under Section 341(f) of the Internal Revenue Code.

                  7.7 INSURANCE. The Company will continue to carry its existing insurance, subject to variation in amounts required by the ordinary operations of its business. At the request of Purchaser and at the Company's sole expense, the amount of insurance against fire and other casualties which, at the date of this agreement, the Company carries on any of its properties or in respect of its operations shall be increased by such amount or amounts as Purchaser shall reasonably specify.

                  7.8 NO VIOLATIONS. The Company will comply in all material respects with all statutes, laws, ordinances, rules, and regulations applicable to it in the ordinary course of business.

                  7.9 PUBLIC ANNOUNCEMENTS. No press release or other announcement to the employees, customers, or suppliers of the Company related to this Agreement or this purchase will be issued without the joint approval of the parties mentioned or referred to in such press release or announcement, which approval shall not be unreasonably withheld or delayed, unless required by law, in which case Purchasers and the Company will consult with each other regarding the announcement.

                  7.10 CORPORATE EXISTENCE. The Company shall at all times maintain its corporate existence in good standing in the jurisdiction of its formation, and shall qualify to do business in all jurisdictions in which the failure to so qualify would materially impair its ability to conduct business in such jurisdictions. Until Conversion, the Company shall not revise, alter, or restate its articles or certificate of incorporation or bylaws without the prior written consent of the Purchasers of a majority of the then outstanding principal amount of Notes, which consent shall not be unreasonably withheld or delayed; PROVIDED, HOWEVER that the Company shall be permitted to revise, alter or restate its articles or certificate of incorporation without the prior written consent of Purchasers to the extent of necessary to ensure that the Company has a sufficient number of shares of Common Stock to issue upon the conversion of the Notes or otherwise necessary to offer any shares of, or securities convertible into or exercisable for any shares of, Common Stock.

                  7.11 RULE 144. If the Company files a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and/or pursuant to the requirements of the Securities Act, it will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission (the "COMMISSION") thereunder. The Company will take such further action as Purchaser may reasonably request to the extent required from time to time to enable Purchaser to sell the shares of Common Stock issuable upon conversion of the Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Purchaser, the Company will deliver to Purchaser a written statement as to whether it has complied with such requirements.

                  7.12 RESERVE FOR CONVERSION OF SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Notes and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Notes from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Notes or otherwise to comply with the terms of this Agreement, without limitation on any remedies available to the Purchaser, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Notes.

                  7.13 TRANSACTIONS WITH AFFILIATES. Except for agreements or transactions contemplated by this Agreement or as otherwise approved by the Company's Board of Directors (which shall include approval by a majority of the directors of the Company without a direct or indirect interest in the agreement or transaction if there are disinterested directors on the Board), the Company shall not enter into any agreement or transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for agreements or transactions (i) entered into or consummated prior to the date hereof and previously disclosed to Purchaser, (ii) which are nonmaterial and in the ordinary course of business, (iii) on customary terms related to such person's employment, or (iv) are no less favorable to the Company as would be obtainable by the Company in an arms-length transaction with an independent third party. For purposes hereof, an agreement or transaction shall be deemed to be nonmaterial if it and all other agreements or transactions (excluding, for this purpose, compensation under agreements relating to employment and other compensation arrangements approved by the Company's Board of Directors) between the Company and the person or entity in question during the fiscal year do not involve an amount in excess of $20,000.

         SECTION 8.   PURCHASER COVENANTS.

                  8.1 CONFIDENTIALITY. Purchaser covenants and agrees that none of Purchaser, its agents and representatives will use for their own benefit, convey or disclose to any third party any information provided by the Company concerning its current or proposed business, operations and financial condition, other than information which is already publicly available and to the extent required by law.

         SECTION 9. CONDITIONS OF PURCHASERS' OBLIGATIONS TO CLOSE. The obligations of each Purchaser under Section 3 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

                  9.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of the Company contained in Section 4 hereof shall be true when made and shall be true on and as of the Closing Date with the same effect as though such representations had been made on and as of the Closing Date.

                  9.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed and complied with by it on or before the Closing Date.

                  9.3 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to each Purchaser.

                  9.4 SHAREHOLDERS' AGREEMENT; CONTRIBUTION AND ASSUMPTION AGREEMENT AND SECURITY Agreement. The Purchasers, the Company and certain holders of the Company's Common Stock shall enter into a Shareholders' Agreement in the form attached hereto as EXHIBIT G. The Company and certain holders of the Company's Common Stock shall enter into a Contribution and Assumption Agreement in the form attached hereto as EXHIBIT H. The Company and the Purchasers shall enter into the Security Agreement.

                  9.5 PURCHASERS' RIGHTS AGREEMENT. The Purchasers and the Company shall enter into a Purchasers' Rights Agreement in the form attached hereto as EXHIBIT I.

                  9.6 CO-SALE AGREEMENT. Each officer, director or five percent or greater holder of the Company shall enter into a Co-Sale Agreement in the form attached hereto as EXHIBIT J.

                  9.7 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Notes, and the Common Stock issuable upon conversion of the Notes.

                  9.8 LEGAL MATTERS. All matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been approved by counsel to the Purchaser.

         SECTION 10. CONDITIONS OF COMPANY'S OBLIGATIONS TO CLOSE. The obligations of the Company under Section 3 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

                  10.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of each of the Purchasers contained in Section 5 hereof shall be true when made and shall be true on and as of the Closing Date with the same effect as though said representations and warranties had been made on and as of the Closing Date.

                  10.2 PERFORMANCE. All matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been approved by Company counsel.

         SECTION 11.       GENERAL PROVISIONS.

                  11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS, AND AGREEMENTS. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution of this Agreement.

                  11.2 NOTICES. All notices, requests, demands and other communications which are required to be or may be given under this Agreement to any party by any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, (b) the day following dispatch by a nationally recognized overnight courier service (such as Federal Express or UPS, etc.) for next day delivery or (c) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made. Any notice or other communication given hereunder shall be addressed to the Company, at its principal offices as set forth above or to the Purchaser at his address indicated on the signature page hereto.

                  11.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  11.4 HEADINGS. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of any such provisions or of this Agreement, taken as an entirety.

                  11.5 SEVERABILITY. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

                  11.6 CHANGES, WAIVERS, ETC. Subject to Section 11.13, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but rather may only be changed by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  11.7 EXPENSES. Each party hereto shall bear its own legal and other expenses in connection with the preparation of this Agreement and any other documents or certificates executed concurrently herewith and the closing of the transactions contemplated hereby.

                  11.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Wilmington, Delaware and they hereby submit to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware and of the federal courts in the State of Delaware with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                  11.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

                  11.10 INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Purchasers and their affiliates, and their respective partners, officers, directors, representatives, employees and agents from and against all losses, claims, damages and liabilities in connection with or arising out of this Agreement or the Purchasers' Rights Agreement, Co-Sale Agreement or the transactions contemplated hereby or thereby or in connection with or arising out of any litigation, investigation or proceeding initiated or brought by any third party (other than any affiliate, partner, officer, director, agent, employee or representative of a Purchaser) relating hereto or thereto, and to reimburse upon demand each of such indemnifiable parties currently and from time to time for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided that the foregoing indemnity shall not apply to any losses, claims, damages, liabilities or related expenses to the extent a court of competent jurisdiction shall have determined in a final judgment that is not subject to further appeal that the foregoing shall have resulted primarily and directly from the willful misconduct or gross negligence of such indemnifiable party.

                  11.11 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties as to the subject mater thereof and incorporates and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  11.12 FURTHER ASSURANCES. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                  11.13 WAIVERS AND AMENDMENTS. With the written consent of Purchasers holding a majority of the then outstanding principal amount of the Notes, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to this Agreement or to any supplemental agreement or modifying in any manner the rights and obligations of the holders of the Notes and of the Company; PROVIDED, HOWEVER, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of holders of the Notes who are required to consent to any waiver or supplemental agreement without the consent of all of the holders of the Notes. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given by the Company to holders of the Notes who have not previously consented thereto in writing.

                  11.13 SUCCESSORS AND ASSIGNS. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Subscription Agreement, except as expressly provided in this Subscription Agreement. Neither this Subscription Agreement, nor its rights and obligations hereunder can be assigned by the Company, and any such attempted assignment will be void.

         IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year first above written.

COMPANY:

COMPLIANCE1, INC.


By:  /s/ Robert D. Wilson
     ---------------------
     Name: Robert D. Wilson
     Its:  President


Address:

2010 Corporate Ridge Road
Suite 700
McLean, Virginia 22102

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year first above written.

PURCHASER:

SCHERER HEALTHCARE, INC.



By:      /s/ Robert P. Scherer, Jr.
         ---------------------------
Name:    Robert P. Scherer, Jr.
Its:     Chairman and Chief Executive Officer
Address: 200 Galleria Parkway
         Suite 220
         Atlanta, GA 30339

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year first above written.


PURCHASER:

RICHARD S. TRENKMANN SEP



By:      /s/ Richard S. Trenkmann
         ----------------------------
         Name:  Richard S. Trenkmann
         Its:   Owner


Address:  Suite 3801
405 north Wabash
Chicago, IL 60611

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year first above written.


PURCHASER:

/s/ Kenneth Robertson
-----------------------
KENNETH ROBERTSON


Address:

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




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
                            LIST OF EXHIBITS

SCHEDULE OF PURCHASERS                                     EXHIBIT A
FORM OF 10% CONVERTIBLE SECURED NOTE                       EXHIBIT B
SECURITY AGREEMENT                                         EXHIBIT C
CAPITALIZATION MILESTONES                                  EXHIBIT D
CAPITALIZATION TABLE                                       EXHIBIT E
PURCHASER QUESTIONNAIRE                                    EXHIBIT F
SHAREHOLDERS' AGREEMENT                                    EXHIBIT G
CONTRIBUTION AND ASSUMPTION AGREEMENT                      EXHIBIT H
PURCHASERS' RIGHTS AGREEMENT                               EXHIBIT I
CO-SALE AGREEMENT                                          EXHIBIT J


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




                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

NAME                                                 AGGREGATE PURCHASE PRICE
----                                                 ------------------------
CLOSING

Scherer Healthcare, Inc.                             $300,000

Mr. and Mrs. Kenneth Robertson                       $25,000

Richard S. Trenkmann SEP                             $50,000
(as soon as possible after Closing)


SECOND CLOSING

Scherer Healthcare, Inc.                             $625,000


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




                                    EXHIBIT B

                      FORM OF 10% CONVERTIBLE SECURED NOTE

                          BEGINS ON THE FOLLOWING PAGE



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